UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code 972 3 5774475

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On February 13, 2005, each of Gammacan International, Inc. and our subsidiary, Gammacan, Ltd., appointed Dr. Lior Soussan-Gutman as a member of such company's Board of Directors. Dr. Lior Soussan-Gutman, age 40, has managed Teva Pharmaceuticals' Oncotest unit since January 2003. Dr. Soussan-Gutman was the founder and CEO of Oncotest Ltd., a company offering specialized cancer diagnostic services to the oncology community based on a network of laboratories around the world. Dr. Soussan-Gutman founded Oncotest Ltd. in 1998 and acted as CEO from that time until January 2003. Dr. Soussan-Gutman holds a Ph.D. in Neurobiochemistry from the Tel-Aviv University and she did Post-doctorate research in molecular biology at the Weizmann Institute of Science. Dr. Soussan-Gutman will not be appointed to any Board committees at this time.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GAMMACAN INTERNATIONAL, INC.

                                              /s/ DAN J. GELVAN
                                              -----------------------------
                                              Dan J. Gelvan,
                                              Chief Executive Officer


                                              Date: February 16, 2005

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